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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Dalrada Financial Corporation, a Delaware corporation (the "Company"), on Form 10-KSB for the year ending June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Brian Bonar, Chief Executive Officer of the Company do each hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/    Brian Bonar
-----------------------
Brian bonar
Chief Executive Officer
May 13, 2005